UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest  event  reported):  October 4, 2001 (October 1,
2001)

                         SURGICAL SAFETY PRODUCTS, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


     New York                           0-24921                 65-0565144
-----------------------------     --------------------     ---------------------
(State or other jurisdiction      (Commission              (IRS Employer
of incorporation)                          file number)      Identification No.)


One Sarasota Tower,
#2 North Tamiami Trail, Suite 608
Sarasota, FL                                                       34236
----------------------------------------                   ---------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (941) 953-9848


      ---------------------------------------------------------------------
          (Former name or former address, if changes since last report)


Copy of Communications to:

                                 Mintmire & Associates
                                 Donald F. Mintmire, Esq.
                                 265 Sunrise Avenue, Suite 204
                                 Palm Beach, FL 33480
                                 (561) 832-5696- Telephone
                                 (561) 659-5371-Facsimile


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ITEM 5. OTHER EVENTS.

     On October 1, 2001, SURGICAL SAFETY PRODUCTS, INC. (the "Company"), a New York corporation, and OIX, INC. ("OIX"), a Florida corporation and wholly owned subsidiary of Company, and, C5 Health, Inc. ("C5"), a Delaware corporation, concluded an acquisition (the "Reorganization") pursuant to a certain Agreement and Plan of Merger and Reorganization ("Agreement") dated September 15, 2001. The terms of the Agreement required C5 to merge into OIX with C5 being the surviving corporation. Shareholders of C5 received a total of 19,522,889 shares of common stock of the Company in exchange for 100% of the issued and outstanding shares of C5. Immediately following the closing there were 39,045,778 shares of common stock issued and outstanding.

     Simultaneously with the closing of the Reorganization, the Company added three (3) additional Board members. William P. Danielczyk, R. Paul Gray and Robert Lyles were selected to serve on the Board of Directors of the Company along with existing Directors Dr. G. Michael Swor, David Swor and Jim Stuart. The Board subsequently appointed William P. Danielczyk as Chairman, Dr. G. Michael Swor as Vice Chairman, Timothy S. Novak as President and R. Paul Gray as Secretary and Treasurer of the Company.

     A copy of the Agreement is filed herewith as Exhibit 2.1, and is incorporated herein by reference. The foregoing descriptions are qualified in their entirety by reference to the full text of such Agreement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of business acquired.

     (1) Financial statements of C5 HEALTH, INC., a New York corporation, will be filed by amendment to this Form 8-K not later than seventy-five (75) days from the closing of the Agreement.

(b)  Pro forma financial information.

     (2) Pro forma financial information regarding the Reorganization will be filed by amendment to this Form 8-K not later than seventy-five (75) days from the closing of the Agreement.

(c)      Exhibits
-----------------------

2.1      *     Agreement and Plan of Merger and Reorganization  between SURGICAL
               SAFETY PRODUCTS,  INC., OIX, INC. and C5 Health,  Inc.  concluded
               October 15, 2001.







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     Pursuant to the  requirements  of the  Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                         SURGICAL SAFETY PRODUCTS, INC.
                                  (Registrant)




Date: October 04, 2001                By: /s/ Timothy S. Novak
                                       ----------------------------
                                       Timothy S. Novak, President